Exhibit 99.2

Pompe Disease: A New Understanding & A New Approach February 2017

Safe Harbor This presentation contains "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to encouraging pre-clinical and preliminary clinical data from a global phase 1/2 study to investigate ATB200/AT2221 for the treatment of Pompe and the potential implications on these data for the future advancement and development of ATB200/AT2221. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” "confidence," "encouraged," “potential,” “plan,” “targets,” “likely,” “may,” “will,” “would,” “should” and “could,” and similar expressions or words identify forward-looking statements. The forward looking statements included in this presentation are based on management's current expectations and belief's which are subject to a number of risks, uncertainties and factors, including that both the preclinical and the preliminary data based on a small patient sample and reported before completion of the study will not be predictive of future results, that results of additional preclinical, preliminary clinical data or data from the completed study or any future study will not yield results that are consistent with the preclinical and preliminary data presented, that the Company will be not able to demonstrate the safety and efficacy of ATB200/AT2221, that later study results will not support further development, or even if such later results are favorable, that the Company will not be able to successfully complete the development of, obtain regulatory approval for, or successfully commercialize ATB200/AT2221. In addition, all forward looking statements are subject to the other risks and uncertainties detailed in our Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on 10-Q for the Quarter ended September 30, 2016. As a consequence, actual results may differ materially from those set forth in this presentation. You are cautioned not to place undue reliance on these forward looking statements, which speak only of the date hereof. All forward looking statements are qualified in their entirety by this cautionary statement and we undertake no obligation to revise this presentation to reflect events or circumstances after the date hereof. Introduction

Introduction & Pompe Landscape

Introduction 4

SUMMARY OF KEY TAKEAWAYS FROM WORLD SYMPOSIUM

Amicus Research is Changing the Way that the Pathophysiology of Pompe Disease is Understood and Preclinical and Clinical Data Suggest that the Amicus Treatment Paradigm of ATB200/AT2221 Has the Potential to Become the New Standard of Care

- **PROFOUND ADVANCEMENT IN POMPE UNDERSTANDING FROM AMICUS SCIENCE**: Amicus research shown at the WORLD*Symposium* significantly advances understanding of the causes of muscle devastation in Pompe disease and potentially links Pompe to other forms of muscular dystrophy
- **LIMITATIONS OF CURRENT ERT STANDARD OF CARE:** The current ERT, while having efficacy, has significant limitations on targeting, activity and tolerability. Many patients continue to decline in muscle function while on current ERT[1]
- **ATB200/AT2221 IS DESIGNED TO BE HIGHLY DIFFERENTIATED FROM CURRENT ERT AND FROM NEO-GAA**
- **PRECLINICAL DATA FROM WORLD SHOW ATB200/AT2221 DISTINGUISHED:** Data demonstrate reversal of cellular damage to enable muscle repair and improve muscle cytoarchitecture, and improved strength in Pompe KO model
- **LATEST RELEASE OF ATB200/AT2221 CLINICAL DATA SHOWS FURTHER TRENDS TOWARD IMPROVEMENT ON ALL KEY BIOMARKERS OF DISEASE ASSESSED, DISTINCT FROM OTHERS' PUBLISHED DATA**

1. Wyatt, *et al.*, HTA. (2012)

Amicus Therapeutics

Pompe Disease Overview Pompe Disease is Heterogeneous Across a Broad Spectrum of Patients Introduction Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 ~$800M+ Global Pompe ERT sales in FY152 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Pompe Development History 20+ Years of Development Have Led to ONE Approved Product. Significant Unmet Need Remains Introduction 2003 1998 2006 2004 2010 2013 2014 Myozyme entered clinic First rhGAA cell line developed Myozyme approved (infants) NeoGAA preclinical data first published1 BMN-701 entered clinic Lumizyme approved (LOPD) NeoGAA entered clinic BMN-701 entered Phase 2/3 switch study ATB200/AT2221 entered clinic BMN-701 discontinued NeoGAA Phase 3 study initiated 2016 1. Zhu, et al., Biochem J. (2004)

Myozyme/Lumizyme Overview Validated MOA ERT produced by recombinant DNA technology Exogenous source of GAA M6P carbohydrate groups of Lumizyme molecules bind to M6P receptors on cell surface for uptake and delivery to lysosomes Infant-onset study: prolonged vent-free survival Late-onset study (LOTS): increases in 6MWT, FVC ~$800M+ Global sales in FY151 Key challenges remain with targeting, activity and tolerability rhGAA Designed to Replace Deficient/Missing GAA Enzyme is First and Only Approved Treatment Introduction 1.. Sanofi 10-K

Introduction 8

neoGAA Overview

rhGAA Modified for Higher M6P Levels (After Production) was First Published in 2004 and is Currently in Phase 3 Development

- Initial modifications: no difference in glycogen reduction vs. unmodified rhGAA in Pompe mice[1]
- Alternate approach (oxime-neo-rhGAA)[2]
  - Chemically conjugated a synthetic oligosaccharide bearing M6P residues directly onto rhGAA
  - Greater glycogen reduction and corresponding increase in muscle strength and motor function in mice
  - Improved muscle strength observed in preclinical data but not conclusively demonstrated in Phase 1 clinical study[3]

Synthetic M6P-Bearing Oligosaccharide & Scheme for Conjugation to rhGAA


a
M6P α1,2 Man α1,6
Man α1,6
Man β O — (CH2)3 — C — NHNH — C — CH2ONH2
M6P α1,2 Man α1,3
b
OH OH OH
CH—CH—CH2
C—H
N—O—x—M6P
C—H
Oxidation
Periodate
+ NH2—O—x—M6P
Conjugation
GAA
GAA
GAA

1. Zhu, *et al.*, Biochem J. (2004), 2. Zhu, *et al.*, MolTher. (2009), 3. WORLD*Symposium* 2016

Amicus Therapeutics

BMN-701 Overview Glycosylation-independent insulin-like growth factor 2 (GILT) binding region of CI-MPR designed to enhance uptake Off-target effects on IGF-1 and insulin receptor Preclinical data on glycogen reduction correlated with improvements in respiratory function Clinical data on FVC and 6MWT did not differentiate from standard of care Program discontinued in 2016 rhGAA with IGF-2 Targeting Moiety to Enhance Cellular Uptake Introduction Adapted from Westlund, et al., J. Biol. Chem. (1991)

Data on 6-Minute Walk Test (6MWT) Next-Generation Therapies Have Not Significantly Differentiated from Standard of Care to Date on 6MWT Introduction Investigational Treatment (Duration) 6MWT (m) (Naives) 6MWT (m) (Switch) Untreated (LOTS 78 wks)1 Double Blind Placebo Controlled Study N=30 -3 N/A Lumizyme 20 mg/kg (LOTS 78 wks)1 Double Blind Placebo Controlled Study N=60 29 N/A BMN-701 20 mg/kg (24 Weeks)2 Open Label Phase 1 Study N=16 Naïve Open Label Phase 2 Study N=18 Switch 22 26 NeoGAA 20 mg/kg (24 Weeks)3 Open Label Phase 1 Study N=3 Naïve and N=6 Switch 24 -6 Change in 6MWT (m) from Baseline* *Rounded to Nearest Whole Number. 1. van der Ploeg, et al. NEJM (2010) 2. BioMarin press release March 2013, 3. WORLDSymposium 2016 Poster and Sanofi press release March 2016

Data on Forced Vital Capacity (FVC) FVC has been a Relevant Endpoint in Previous Pompe Clinical Studies Introduction Investigational Treatment (Duration) FVC (%) - Naives FVC (%) - Switch Untreated (LOTS 78 wks)1 Double Blind Placebo Controlled Study N=30 -2.2 N/A Lumizyme 20 mg/kg(LOTS 78 wks)1 Double Blind Placebo Controlled Study N=30 1.2 N/A BMN-701 20 mg/kg (24 Weeks)2 Open Label Phase 1 Study N=16 Naïve Open Label Phase 2 Study N=18 Switch 2.0 -3.7 NeoGAA 20 mg/kg (24 Weeks)3 Open Label Phase 1 Study N=3 Naïve and N=6 Switch 6.2 1.4 Change in FVC (%) from Baseline 1. van der Ploeg, et al. NEJM (2010) 2. BioMarin press release March 2013, 3. WORLDSymposium 2016 Poster and Sanofi press release March 2016

ATB200/AT2221: a Highly Differentiated Approach

Novel ERT for Pompe Disease – ATB200 + Chaperone 13

Pompe ERT - 3 Challenges

Amicus Technology Platforms with Potential to Address Challenges with Existing Pompe ERT

Activity/ Stability
- Rapid denaturation of ERT in pH of blood[1]
- Protein Aggregation

CHART
CHAPERONE-ADVANCED REPLACEMENT THERAPY

Tolerability / Immunogenicity
- Infusion-associated reactions in >50% of late-onset patients[3]
- Antibody titers shown to affect treatment outcomes[4,5]

CHART
CHAPERONE-ADVANCED REPLACEMENT THERAPY

Uptake/ Targeting
- Low M6P receptor uptake into skeletal muscle[2]
- Vast majority of rhGAA not delivered to lysosomes[2]


P
P

Uniquely Engineered rhGAA Optimized M6P & Carbohydrates

1. Khanna *et al.*, PLoS ONE, 2012; 2. Zhu *et al.*, Amer. Soc. Gene Therapy, 2009 June; 3. Banati *et al.*, Muscle Nerve, 2011 Dec.; 4. Banugaria *et al.*, Gen. Med., 2011 Aug.; 5. de Vries *et al.*, Mol Genet Metab., 2010 Dec.

Amicus Therapeutics

Novel Pompe Treatment Paradigm with Three Key Differentiators Novel ERT for Pompe Disease – ATB200 + Chaperone Chaperone addition Optimized mixture of glycans ATB200 + Chaperone: A Highly Differentiated Approach ATB200 (Novel ERT) High levels of M6P and bis M6P *Artist rendering, not actual product image

Lysosomal Glycogen Accumulation and Muscle Weakness Gaa deficiency leads to: accumulation of glycogen in lysosomes of muscles significant cellular dysfunction that alters protein trafficking for key muscle proteins Incomplete assembly of critical protein complexes that alters cytoarchitecture and compromises muscle membrane integrity and stability Understanding Why a Metabolic Disease Leads to Profound Muscle Weakness ATB200/AT2221 Preclinical Data Summary wild type mice (normal) Gaa KO mice Glycogen Accumulation (PAS staining) Cellular Dysfunction (methylene blue staining) Damaged Cytoarchitecture (electron microscopy)

ATB200/AT2221 Preclinical Data Summary 16

Substrate Clearance & Cellular Physiology

ATB200/AT2221 Improved Substrate Clearance and Cellular Physiology in Preclinical Models[1]


Tissue Glycogen- Quadriceps
Glycogen (ug/mg protein)
400
300
200
100
0
WT level
*
#
*
– 20 – – – – alglucosidase alfa (mg/kg)
– – 5 10 20 20 ATB200 (mg/kg)
– – – – – + Chaperone AT2221

2 administrations every other week; tissues harvested 2 weeks after last dose vehicle
alglucosidase alfa
ATB200 + AT2221
wildtype mice
PAS (20x)

1. Following 2 doses of 20mg/kg alglucosidase alfa or ATB200 + AT2221 in Gaa KO mice, skeletal muscles evaluated for glycogen clearance and proliferated lysosomes. Treatment with alglucosidase alfa modestly reduced glycogen or proliferated lysosomes while ATB200, co-administered with AT2221 significantly decreased the muscle pathology associated with Pompe disease.

Amicus Therapeutics

Cellular Repair & Muscle Strength ATB200/AT2221 Preclinical Data Summary 1. Following 2 doses of 20mg/kg alglucosidase alfa or ATB200 + AT2221 in Gaa KO mice, skeletal muscles evaluated for glycogen clearance and proliferated lysosomes. Treatment with alglucosidase alfa modestly reduced glycogen or proliferated lysosomes while ATB200, co-administered with AT2221 significantly decreased the muscle pathology associated with Pompe disease. ATB200/AT2221 Reversed Cellular Damage to Enable Muscle Repair and Improve Muscle Cytoarchitecture1

Functional Muscle Strength ATB200/AT2221 Progressively Increased Muscle Function and Appears to Induce Muscle Repair and/or Regeneration Rather than Just Maintenance of Damaged Muscle ATB200/AT2221 Preclinical Data Summary * p<0.05 in 2-sided t-test against alglucosidase alfa Note: error bar is SEM Every other week dosing; muscle function tested monthly B a s e l i n e 1 m o n t h 2 m o n t h s 3 m o n t h s 4 m o n t h s 5 m o n t h s 0 40 80 120 L a t e n c y ( s ) Wire Hang Test WT ATB200 + AT2221 alglucosidase alfa vehicle B a s e l i n e 1 m o n t h 2 m o n t h s 3 m o n t h s 4 m o n t h s 5 m o n t h s 80 100 120 140 160 Grip Strength Test M a x i m u m g r i p ( g ) vehicle alglucosidase alfa ATB200 + AT2221 WT * * * * *: p<0.05 in 2-sided t-test against alglucosidase alfa

Pompe Phase 1/2 Study ATB200-02 Preliminary Data 19

Phase 1/2 ATB200-02 Study Design

Phase 1/2 Clinical Study to Evaluate Safety, Tolerability, Pharmacokinetics (PK), and Pharmacodynamics (PD) of ATB200 + Chaperone (ATB200/AT2221)

18-Week Primary Treatment Period with Long-Term Extension (n ~20)

Cohort 1 (Ambulatory ERT-Switch)

ATB200: 5mg/kg (wk 2), 10mg/kg (wk 4), 20mg/kg (wk 6) → ATB200 20mg/kg + AT2221 (Low Dose) wks 8,10,12 → ATB200 20mg/kg + AT2221 (High Dose) wk 14+

Cohort 2 (Non-Ambulatory ERT-Switch) & Cohort 3 (ERT-Naive)

ATB200 20mg/kg + AT2221 (High Dose) wk 2+

Assessments:

- Plasma PK
- Safety/Tolerability
- Infusion-Associated Reactions
- Antibody & Cytokine Levels
- Pharmacodynamics
- Efficacy (Long-Term Extension)

Amicus Therapeutics

Pharmacokinetics in ERT-experienced patients (Cohort 1 N=8)* Pompe Phase 1/2 Study ATB200-02 Preliminary Data ATB200 Clinical PK Profile as Predicted Based on Preclinical Studies with Greater than Dose Proportional Increases in Exposure that were Enhanced by AT2221 Mean GAA Total Protein (n=8) 5, 10, 20 mg/kg ATB200 Alone Mean GAA Total Protein (n=8) 20 mg/kg ATB200 + AT2221 Treatment Mean AUC0- (hr*g/ml) Mean Half-Life (hr) 5 mg/kg 218 1.1 10 mg/kg 584 1.3 20 mg/kg 1512 1.5 Treatment Mean AUC0- (hr*g/ml) Mean Half-Life (hr) 20 mg/kg 1512 1.5 +low dose AT2221 1808 1.9 +high dose AT2221 1901 2.3 2 patients excluded that did not have full PK data at time of data cut 0 4 8 12 16 20 24 0.1 1 10 100 1000 Cohort 1 Mean Total GAA Protein (T09) for ATB200 Alone Time (hr) P l a s m a T o t a l P r o t e i n T 0 9 ( m g / m L ) 5 mg/kg ATB200 (N=8) 10 mg/kg ATB200 (N=8) 20 mg/kg ATB200 (N=8) 0 4 8 12 16 20 24 0.1 1 10 100 1000 Cohort 1 Mean Total GAA Protein (T09) for ATB200 with and without AT2221 Time (hr) P l a s m a T o t a l P r o t e i n T 0 9 ( m g / m L ) 20 mg/kg ATB200 (N=8) 20 mg/kg ATB200 + Low Dose AT2221 MD (N=8) 20 mg/kg ATB200 + High Dose AT2221 MD (N=8)

Cohort 1: Biomarkers at Week 18 (N=8) After Switching from SOC to ATB200/A2221 Patients Generally Demonstrated an Improvement in Biomarkers of Muscle Damage (ALT, AST, CK) and Biomarker of Disease Substrate (Hex4) Pompe Phase 1/2 Study ATB200-02 Preliminary Data Percent Change from Baseline for ALT, AST and CK Percent Change from Baseline for Hex 4 -50 -40 -30 -20 -10 0 10 20 30 40 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e CPK AST ALT Dose Escalation Stage 1 ATB200 + AT2221 Stage 2 Visit Baseline 4 5 6 7 8 9 10 11 ATB200 (mg/kg) 5 10 20 20 20 20 20 20 20 AT2221 (mg) low low low high high high Sample size 10 10 8 9 9 8 8 8 8 -40 -30 -20 -10 0 10 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e HEX4 Dose Escalation Stage 1 ATB200 + AT2221 Stage 2 Visit Baseline 4 5 6 7 8 9 10 11 ATB200 (mg/kg) 5 10 20 20 20 20 20 20 20 AT2221 (mg) low low low high high high Sample size 10 10 10 9 8 8 8 8 8

Cohort 3: Biomarkers at Week 4 (N=2) Initial Two Naïve Patients Treated with ATB200/AT2221 Demonstrated Robust Reduction in Biomarkers of Muscle Damage (ALT, AST, CK) and Biomarker of Disease Substrate (Hex4) Pompe Phase 1/2 Study ATB200-02 Preliminary Data Percent Change from Baseline for ALT, AST and CK Percent Change from Baseline for Hex 4 -40 -30 -20 -10 0 10 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e HEX4 Visit Baseline Week 2 Week 4 Sample size 2 2 2 -50 -40 -30 -20 -10 0 10 20 30 40 M e a n P e r c e n t C h a n g e f r o m B a s e l i n e CPK AST ALT Visit Baseline Week 2 Week 4 Sample size 2 2 2

Muscle Damage Biomarkers and Urine Hex 4 (N=10)* In ERT-switch patients (Week 18): ALT decreased in 5 of 8 patients; 4/4 patients with elevated baseline levels normalized AST decreased in 6 of 8 patients; 3/4 patients with elevated baseline levels normalized CK decreased in 6 of 8 patients; 2/6 patients with elevated baseline levels normalized ALT, AST, CK generally remained stable for patients not demonstrating a decrease Urine Hexose Tetrasaccharide (Hex4) decreased in 8 of 8 patients; overall reduction approximately 30% In ERT- naïve patients (Week 4): ALT, AST, CK and Urine Hex4 decreased in 2 of 2 patients. Pompe Phase 1/2 Study ATB200-02 Preliminary Data *N=10 includes 8 switch and 2 naïve patients

Pompe Phase 1/2 Study ATB200-02 Preliminary Data 24

Preliminary Data Summary

ATB200/AT2221 Demonstrates Promising Preliminary Results in First ERT-Switch Patients at the Targeted Therapeutics Dose

- Safety (N=13)*
  - No serious adverse events (SAEs)
  - AEs were generally mild and transient
- Tolerability
  - No infusion-associated reactions following 150+ infusions in all patients enrolled to date
- PK (N=10)**
  - Clinical PK profile as predicted consistent with previously reported preclinical data
  - ATB200 plasma clearance rate suggests optimized carbohydrate structure provides efficient uptake into tissues
  - ATB200 alone showed greater than dose-proportional increases in exposure, which was further enhanced with AT2221
- Muscle damage biomarkers (CK, AST, ALT) and substrate biomarker (urine Hex4) (N=10)**
  - Decrease/normalization of muscle injury biomarkers and biomarker of substrate following a switch from SOC to ATB200/AT2220, and in ERT-naïve patients, suggests positive effect of the new therapy on muscle cells

*N=10 from Cohort 1 (Ambulatory ERT-Switch); N=1 from Cohort 2 (Non-Ambulatory ERT-Switch); N=2 from Cohort 3 (Naive)
**N=8 from Cohort 1 & N=2 from Cohort 3

Amicus Therapeutics

Upcoming Pompe Milestones

Pompe Disease: A Complex Disease with Significant Unmet Needs We’ve Made Great Strides and Expect to Address Key Remaining Questions in 2017 Novel ERT for Pompe Disease – ATB200 + Chaperone preclinical clinical Enhanced levels of M6P Optimized glycosylation Improved in vitro cellular uptake Enhanced ERT activity & stability Greater ERT uptake into muscle in Pompe KO mice Greater glycogen reduction in Pompe KO mice Desired PK profile & half-life Safety in ERT-switch Early biomarkers of muscle repair Excellent tolerability Muscle disease-causing biology Improved clinical outcomes? Superior functional outcomes vs SOC in Pompe KO mouse key question

Pompe Clinical Study ATB200-02 Data Cascade Novel ERT for Pompe Disease – ATB200 + Chaperone A Cascade of Additional Data Points During 2017 to Demonstrate Proof of Concept Pompe Milestones in 2017 Meeting with U.S. and EU regulators 18-WEEK DATA Safety / tolerability Pharmacokinetics (PK) EXTENSION DATA Motor/pulmonary function Additional extension study data (all Cohorts) Data in ERT-naïve patients (Cohort 3) Data in non-ambulatory ERT-switch patients (Cohort 2) Additional data & initial extension data in Cohort 1 Biomarkers Immunogenicity

Biologics Manufacturing Capabilities Novel ERT for Pompe Disease – ATB200 + Chaperone Highly Successful Biologics Manufacturing Scale-up in Three Years Research Scale / MCB 1000L (Registration Trial & Commercial Scale) 2016-2017+ 5L (Bench Scale) 2013 250L (Clinical Scale) 2014-2015+ Proprietary Process

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